SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2011

BANKFINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	0-51331	75-3199276
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

15W060 North Frontage Road, Burr Ridge, Illinois	60527
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 894-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

March 10, 2011, BankFinancial Corporation (“BankFinancial”) completed its acquisition of a portfolio of performing loans from Citibank, N.A. with an aggregate unpaid principal balance of approximately $152 million. The acquisition was consummated pursuant to an Asset Purchase Agreement, dated as of March 10, 2011, by and between BankFinancial, F.S.B. and Citibank, N.A. The loan portfolio consists of multi-family loans originated by Citibank, N.A. and its predecessor by merger, Citibank, F.S.B. The loans are secured by real estate collateral located in the Chicago metropolitan market area. The portfolio consists of 466 loans with an overall weighted average rate of 6.13% and an overall weighted average effective yield of 6.90%. All loans in the portfolio were current on all payments as of February 28, 2011. The estimated purchase price is approximately $149 million, and it is subject to final post-closing adjustments.

A copy of the Agreement is being filed as Exhibit 2 to this report. The text of the press release announcing the execution of the Agreement is included as Exhibit 99.1.

Item 7.01.	Regulation FD Disclosure

BankFinancial will conduct a conference call on March 11, 2011 at 9:30 a.m. Chicago Time, to discuss the transaction. The conference call may be accessed by calling (866) 783-2145 and using participant passcode 24315181. The conference call will be simultaneously webcast at www.bankfinancial.com, on the “Stockholder Information” page. Supplemental transaction and financial information referenced in the conference call will also be available March 10, 2011 on our website, www.bankfinancial.com, on the “Stockholder Information” page and through the EDGAR database on the SEC’s website, www.sec.gov.

The slides for the conference call presentation are attached as Exhibit 99.2 to this report.

The information in the preceding paragraphs under this Item 7.01 is considered to be “furnished” under the Securities Exchange Act of 1934, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

2	Asset Purchase Agreement, by and between BankFinancial, F.S.B. and Citibank, N.A. dated as of March 10, 2011

99.1	Press Release dated March 10, 2011

99.2	Slide Presentation dated March 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKFINANCIAL CORPORATION
(Registrant)

Dated: March 10, 2011	By:	/s/ F. Morgan Gasior
F. Morgan Gasior
Chairman of the Board, Chief Executive Officer and President